Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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In connection with the Quarterly Report of StrikeForce Technologies, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Joseph Corrao , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2008

                                    /s/ Mark Joseph Corrao
                                    Mark Joseph Corrao
Chief Financial Officer